UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2013

Date of Report (Date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 2

This Form 8-K/A is filed as an amendment (Amendment No. 2) to the Current Report on Form 8-K filed by salesforce.com on July 15, 2013 and Amendment No. 1 filed on August 30, 2013. Amendment No. 2 is being filed to amend the Consent of Independent Registered Public Accounting Firm in Exhibit 23.1 to include the consolidated statements of operations and comprehensive loss, redeemable and convertible preferred stock and stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012 and to amend Section 4. Pro Forma Adjustment (J) in Exhibit 99.3. No other changes have been made in this Amendment No. 2 to the initial Form 8-K or to the audited, unaudited and pro forma financial statements included in Amendment No. 1.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Section 9—Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of ExactTarget, Inc. as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited consolidated financial statements of ExactTarget, Inc. as of and for the years ended December 31, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of salesforce.com, inc. and ExactTarget, Inc. for the year ended January 31, 2013 and for the six months ended July 31, 2013 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of ExactTarget, Inc.

99.1	Unaudited condensed consolidated financial statements of ExactTarget, Inc. as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 and the notes related thereto

99.2	Audited consolidated financial statements of ExactTarget, Inc. as of and for the years ended December 31, 2012 and 2011 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of salesforce.com, inc. and ExactTarget, Inc. for the year ended January 31, 2013 and for the six months ended July 31, 2013 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2014	salesforce.com, inc.

/s/ Burke F. Norton
Name: Burke F. Norton Title: Chief Legal Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of ExactTarget, Inc.

99.1	Unaudited condensed consolidated financial statements of ExactTarget, Inc. as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012 and the notes related thereto

99.2	Audited consolidated financial statements of ExactTarget, Inc. as of and for the years ended December 31, 2012 and 2011 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of salesforce.com, inc. and ExactTarget, Inc. for the year ended January 31, 2013 and for the six months ended July 31, 2013 and the notes related thereto